SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 18, 2003

ALASKA AIR GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8957	91-1292054

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19300 Pacific Highway South, Seattle, Washington	98188

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(206) 431-7040

ITEM 5. OTHER EVENTS

               On July 18, 2003, Alaska Air Group, Inc. issued a press release announcing the filing of a Shelf Registration Statement on Form S-1 with the Securities and Exchange Commission providing for the resale by security holders of up to $150,000,000 original principal amount of the Company’s issued and outstanding Senior Convertible Notes due 2023 and shares of common stock issuable upon conversion of the notes. The notes were originally issued in a private placement in March 2003

               The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 7. EXHIBITS

99.1	Press Release dated July 18, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA AIR GROUP, INC.

July 18, 2003	/s/ Terri K. Maupin Terri K. Maupin Staff Vice President/Finance and Controller

July 18, 2003	/s/ Bradley D. Tilden Bradley D. Tilden Executive Vice President/Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

99.1	Press Release dated July 18, 2003

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